EXHIBIT (j)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 139 to Registration Statement No. 02-90946 on Form N-1A of our reports dated December 15, 2008 and December 18, 2008, relating to the financial statements and financial highlights of Eaton Vance Mutual Funds Trust, including the Funds and Portfolios listed on attached Schedule A, appearing in the Annual Report on Form N-CSR of Eaton Vance Mutual Funds Trust for the year ended October 31, 2008, and to the references to us under the headings ‘‘Financial Highlights’’ in the Prospectuses and ‘‘Independent Registered Public Accounting Firm’’ in the Statements of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP Boston, Massachusetts February 25, 2009

SCHEDULE A

Report Date	Eaton Vance Mutual Funds Trust (Portfolios & Funds)

December 15, 2008	Cash Management Portfolio
December 15, 2008	Eaton Vance Cash Management Fund
December 15, 2008	Eaton Vance Money Market Fund
December 15, 2008	Dividend Income Portfolio
December 15, 2008	Eaton Vance Dividend Income Fund
December 15, 2008	Government Obligations Portfolio
December 15, 2008	Eaton Vance Government Obligations Portfolio
December 15, 2008	International Equity Portfolio
December 15, 2008	Eaton Vance International Equity Fund
December 15, 2008	Eaton Vance Large-Cap Core Research Fund (formerly Eaton Vance Equity Research
Fund)
December 15, 2008	Eaton Vance Structured Emerging Markets Fund
December 15, 2008	Eaton Vance Tax-Managed Dividend Income Fund
December 15, 2008	Eaton Vance Tax-Managed Equity Asset Allocation Fund
December 15, 2008	Tax-Managed International Equity Portfolio
December 15, 2008	Eaton Vance Tax-Managed International Equity Fund
December 15, 2008	Tax-Managed Mid-Cap Core Portfolio
December 15, 2008	Eaton Vance Tax-Managed Mid-Cap Core Fund
December 15, 2008	Tax-Managed Multi-Cap Growth Portfolio
December 15, 2008	Eaton Vance Tax-Managed Multi-Cap Growth Fund
December 15, 2008	Tax-Managed Small-Cap Portfolio (formerly Tax-Managed Small-Cap Growth Portfolio)
December 15, 2008	Eaton Vance Tax-Managed Small-Cap Fund (formerly Eaton Vance Tax-Managed
Small-Cap Growth Fund)
December 15, 2008	Tax-Managed Small-Cap Value Portfolio
December 15, 2008	Eaton Vance Tax-Managed Small-Cap Value Fund
December 15, 2008	Tax-Managed Value Portfolio
December 15, 2008	Eaton Vance Tax-Managed Value Fund

December 18, 2008	Eaton Vance Diversified Income Fund
December 18, 2008	Emerging Markets Local Income Portfolio (formerly Emerging Markets Income
Portfolio)
December 18, 2008	Eaton Vance Emerging Markets Local Income Fund (formerly Eaton Vance Emerging
Markets Income Fund)
December 18, 2008	Senior Debt Portfolio
December 18, 2008	Eaton Vance Floating-Rate Advantage Fund
December 18, 2008	Floating-Rate Portfolio
December 18, 2008	Eaton Vance Floating-Rate Fund
December 18, 2008	Eaton Vance Floating-Rate & High Income Fund
December 18, 2008	Global Macro Portfolio
December 18, 2008	Eaton Vance Global Macro Fund
December 18, 2008	High Income Opportunities Portfolio (formerly High Income Portfolio)
December 18, 2008	Eaton Vance High Income Opportunities Fund (formerly Eaton Vance High Income
Fund)
December 18, 2008	International Income Portfolio
December 18, 2008	Eaton Vance International Income Fund
December 18, 2008	Investment Portfolio
December 18, 2008	Eaton Vance Low Duration Fund
December 18, 2008	Eaton Vance Strategic Income Fund